Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
17305ECR4
14041NBX8
17305ECB9
Issuer
CITIBANK CREDIT CARD ISSUANCE
TRUST
CAPITAL ONE MULTI-ASSET EXECUTION
TRUST
CITIBANK CREDIT CARD ISSUANCE
TRUST
Underwriters
Citigroup, BoA, Lehman Brothers, Merrill
Lynch, RBS Greenwich Capital
Merrill Lynch, ABN Amro, BoA, JP Morgan
Citigroup, Lehman Brothers, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CCCIT 2005-B1 B1 4.4% 9/15/2010
COMET 2005-B1 B1 4.9% 12/15/2017
CCCIT 2004-B1 B1 4.0163% 5/20/2011
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/13/2005
2/24/2005
5/18/2004
Total amount of offering sold to QIBs
500,000,000
175,000,000
200,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
175,000,000
200,000,000
Public offering price
 $                  99.98
 $                 99.61
 $                100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.48%
0.25%
Rating
A2/A
A2/A
A2/A
Current yield
4.66%
5.06%
4.02%
Benchmark vs Spread (basis points)
13 bp
16 bp
22 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
7,000,000
 $
6,998,600
1.40%
-0.89%
-0.24%
9/30/2005
Total

7,000,000
 $
6,998,600
1.40%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
31359MYZ0
3133XBZK4
3134A4VD3
Issuer
FANNIE MAE
FEDERAL HOME LOAN BANK
FREDDIE MAC
Underwriters
DBSI, Goldman Sachs, JP Morgan, Bear Stearns,
CSFB, FTN Financial, HSBC, Morgan Stanley,
William Capital Group
Barclays, JP Morgan, Lehman Brothers, BoA,
Citigroup, CSFB, DBSI, FTN Financial, Goldman
Sachs, Merrill Lynch, Morgan Stanley, Nomura
Securities
BoA, Citigroup, DBSI, Barclays, Bear Stearns,
BNP Paribas, CSFB, Greenwich Capital, HSBC, JP
Morgan, Lehman Brothers, Morgan Stanley, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 4.25% 8/17/2005
FHLB 3.625% 6/20/2007
FHLMC 4% 8/17/2007
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/17/2005
6/2/2005
7/12/2005
Total amount of offering sold to QIBs
3,000,000,000
4,000,000,000
3,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
3,000,000,000
4,000,000,000
3,000,000,000
Public offering price
 $               99.99
 $                 99.87
 $                 99.97
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.13%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.26%
3.70%
4.02%
Benchmark vs Spread (basis points)
22 bp
17 bp
21 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
27,870,000
 $
27,866,377
0.93%
-0.28%
-0.24%
8/4/2005
New York Funds







Scudder Limited-Duration Plus Fund
New York
27,430,000
 $
27,866,377
0.91%
-0.28%
-0.02%
8/17/2005
Total

55,300,000
 $
55,732,754
1.84%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3133XCFH1
3134A4VA9
31359ME41
Issuer
FEDERAL HOME LOAN BANK
FREDDIE MAC
FANNIE MAE
Underwriters
Barclays, Goldman Sachs, UBS, DBSI
Barclays, Lehman Brothers, UBS, BoA, Bear
Stearns, Citigroup, CSFB, First Tennessee Bank,
Goldman Sachs, HSBC Securities, JP Morgan,
Merrill Lynch, Mitsubishi Securities
DBSI, Goldman Sachs, UBS, Bear Stearns, CSFB,
FTN, HSBC JP Morgan, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 3.875% 8/22/2008
FHLMC 3.875% 6/15/2008.
FNMA 3.875% 7/15/2008
Is the affiliate a manager or co-manager of offering?
Selling Group Member
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs, UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/5/2005
5/19/2005
6/22/2005
Total amount of offering sold to QIBs
4,000,000,000
4,000,000,000
3,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
4,000,000,000
4,000,000,000
3,000,000,000
Public offering price
 $     99.71
 $    99.78
 $     99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.00%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.98%
3.96%
3.91%
Benchmark vs Spread (basis points)
24.5 bp
25.5 bp
26bps








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
69,900,000
 $               69,697,290
1.75%
-0.59%
0.41%
9/9/2005
Total

69,900,000
 $               69,697,290
1.75%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3133XDCQ2
31359MYZ0
3134A4VD3
Issuer
FEDERAL HOME LOAN BANK
FANNIE MAE
FREDDIE MAC
Underwriters
DBSI, JP Morgan, UBS, BoA, Barclays, BNP
Paribas, Citigroup, FTN Financial, Goldman Sachs,
HSBC, Lehman Brothers, Merrill Lynch, Morgan
Stanley
DBSI, Goldman Sachs, JP Morgan, Bear Stearns,
CSFB, FTN Financial, HSBC, Morgan Stanley,
Williams Capital Group
BoA, Citigroup, DBSI, Barclays, Bear Stearns,
BNP Paribas, CSFB, Greenwich Capital Markets,
HSBC, JP Morgan, Lehman Brothers, Morgan
Stanley, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FHLB 4.125% 10/19/2007
FNMA 4.25% 9/15/2007
FHLMC 4% 8/17/2007
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/22/2005
8/17/2005
7/12/2005
Total amount of offering sold to QIBs
4,000,000,000
3,000,000,000
5,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
4,000,000,000
3,000,000,000
5,000,000,000
Public offering price
 $       99.97
 $      99.99
 $        99.97
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.00%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.14%
4.26%
4.02%
Benchmark vs Spread (basis points)
22 bp
22 bp
21 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
26,830,000
 $               26,821,146
0.67%
-0.49%
-0.24%
9/30/2005
New York Funds







Scudder Limited Duration Plus Fund
New York
26,410,000
 $               26,401,285
0.66%
-0.49%
-0.04%
9/30/2005
Total

53,240,000
 $               53,222,431
1.33%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
3134A4VD3
31359MB44
3133XBZK4
Issuer
FREDDIE MAC
FANNIE MAE
FEDERAL HOME LOAN BANK
Underwriters
BoA, Citigroup, DBSI, Barclays, Bear Stearns,
BNP Paribas, CSFB, Greenwich, HSBC, JP
Morgan, Lehman Brothers, Morgan Stanley, UBS
Bear Stearns, HSBC, Morgan Stanley, Citigroup,
CSFB, FTN Financial, Lehman Brothers, Merrill
Lynch, UBS, Morgan Stanley
Barclays, JP Morgan, Lehman Brothers, BoA,
Citigroup, CSFB, DBSI, FTN Financial, Goldman
Sachs, Merrill Lynch, Morgan Stanley, Nomura
Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FHLMC 4.00% 8/17/2007
FNMA 3.875% 5/15/2007
FHLB 3.625% 6/20/2007
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
BoA, Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/12/2005
4/20/2005
6/2/2005
Total amount of offering sold to QIBs
3,000,000,000
3,000,000,000
4,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
3,000,000,000
3,000,000,000
4,000,000,000
Public offering price
 $    99.97
 $       100.00
 $     99.87
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.00%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.02%
3.88%
3.70%
Benchmark vs Spread (basis points)
21 bp
28.5 bp
17 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
42,540,000
 $               42,525,962
1.42%
-0.28%
-0.24%
8/4/2005
New York Funds







Scudder Limited Duration Plus Fund
New York
50,330,000
 $               50,313,391
1.68%
-0.28%
-0.02%
8/17/2005
Total

92,870,000
 $               92,839,353
3.10%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
31359MYZ0
3133XBZK4
3134A4VD3
Issuer
FANNIE MAE
FEDERAL HOME LOAN BANK
FREDDIE MAC
Underwriters
DBSI, Goldman Sachs, JP Morgan, Bear Stearns,
CSFB, FTN Financial, HSBC, Morgan Stanley,
William Capital Group
Barclays, JP Morgan, Lehman Brothers, BoA,
Citigroup, CSFB, DBSI, FTN Financial, Goldman
Sachs, Merrill Lynch, Morgan Stanley, Nomura
Securities
BoA, Citigroup, DBSI, Barclays, Bear Stearns,
BNP Paribas, CSFB, Greenwich Capital, HSBC, JP
Morgan, Lehman Brothers, Morgan Stanley, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FNMA 4.25% 8/17/2005
FHLB 3.625% 6/20/2007
FHLMC 4% 8/17/2007
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/17/2005
6/2/2005
7/12/2005
Total amount of offering sold to QIBs
3,000,000,000
4,000,000,000
3,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
3,000,000,000
4,000,000,000
3,000,000,000
Public offering price
 $     99.99
 $       99.87
 $       99.97
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.13%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.26%
3.70%
4.02%
Benchmark vs Spread (basis points)
22 bp
17 bp
21 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
27,870,000
 $               27,866,377
0.93%
-0.28%
-0.24%
8/4/2005
New York Funds







Scudder Limited-Duration Plus Fund
New York
27,430,000
 $               27,866,377
0.91%
-0.28%
-0.02%
8/17/2005
Total

55,300,000
 $               55,732,754
1.84%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
89578SAR4
65474XAC1
98152DBN0
Issuer
TRIAD AUTO RECEIVABLES OWNER TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
WORLD OMNI AUTO RECEIVABLES TRUST
Underwriters
Citigroup, Goldman Sachs, BoA, CSFB, DBSI
Morgan Stanley, ABN Amro, Citigroup, DBSI, JP
Morgan, Merrill Lynch, SG Corporate &
Investment Banking, The Williams Capital Group
CSFB, Merrill Lynch, BoA, Barclays, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TAROT 2005-B A3 4.28% 6/14/10
NAROT 2004-C A3 2.85% 10/15/07
WOART 2005-A A3 3.54% 6/12/09
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/19/2005
9/8/2004
1/20/2005
Total amount of offering sold to QIBs
315,719,000
187,000,000
252,000,000
Total amount of any concurrent public offering
0
0
0
Total
315,719,000
187,000,000
252,000,000
Public offering price
 $   99.99
 $    99.99
 $       99.98
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.22%
0.18%
0.21%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.32%
2.87%
3.58%
Benchmark vs Spread (basis points)
8 bp
2 bp
3 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
5,421,000
 $                 5,420,379
1.72%
-0.52%
0.26%
9/30/2005








Total

5,421,000
 $                 5,420,379
1.72%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
962215AC3
65474XAC1
98152DBN0
Issuer
WFS FINANCIAL OWNER TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
WORLD OMNI AUTO RECEIVABLES TRUST
Underwriters
BoA, Merrill Lynch, Citigroup, CSFB, DBSI
Morgan Stanley, ABN Amro, Citigroup, DBSI, JP
Morgan, Merrill Lynch, SG Corporate &
Investment Banking, The Williams Capital Group
CSFB, Merrill Lynch, BoA, Barclays, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WESTO 2005-3 A3A 4.25% 6/17/10
NAROT 2004-C A3 2.85% 10/15/07
WOART 2005-A A3 3.54% 6/12/09
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/19/2005
9/8/2004
1/20/2005
Total amount of offering sold to QIBs
325,000,000
187,000,000
252,000,000
Total amount of any concurrent public offering
0
0
0
Total
325,000,000
187,000,000
252,000,000
Public offering price
 $   99.99
 $    99.99
 $  99.99
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.16%
0.18%
0.21%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.30%
2.87%
3.57%
Benchmark vs Spread (basis points)
6 bp
2 bp
3 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
8,300,000
 $                 8,298,955
2.55%
-0.60%
0.26%
9/30/2005
Total

8,300,000
 $                 8,298,955
2.55%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
14041GCK0
98152DBN0
14041PBD7
Issuer
CAPITAL ONE AUTO FINANCE TRUST
WORLD OMNI AUTO RECEIVABLES TRUST
CAPITAL ONE PRIME AUTO RECEIVABLES
TRUST
Underwriters
BoA, Wachovia Securities, Barclays, CSFB, DBSI,
Goldman Sachs, Harris Nesbitt, SG Corporate &
Investment Banking
CSFB, Merrill Lynch, BoA, Barclays, Wachovia
Securities
Lehman Brothers, Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COAFT 2005-C A3 4.61% 7/15/2010
WOART 2005-A A3 3.54% 6/12/2009
COPAR 2005-1 A3 4.32% 8/15/2009
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia Securities
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2005
2/1/2005
8/30/2005
Total amount of offering sold to QIBs
660,000,000
252,000,000
525,000,000
Total amount of any concurrent public offering
0
0
0
Total
660,000,000
252,000,000
525,000,000
Public offering price
 $    100.00
 $     99.98
 $    100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.22%
0.21%
0.22%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.61%
3.58%
4.32%
Benchmark vs Spread (basis points)
6 bps
3 bps
2 bps








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
8,000,000
 $                 8,000,000
1.21%
-0.45%
0.00%
12/31/2005
Total

8,000,000
 $                 8,000,000
1.21%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
42805RAP4
15132CAB8
00204ABF7
Issuer
HERTZ VEHICLE FINANCING LLC
AESOP FUNDING II LLC
ARG FUNDING CORP
Underwriters
Lehman Brothers, DBSI, Merrill Lynch, Goldman
Sachs, JP Morgan, BNP Paribas, RBS Greenwich
Capital, Calyon Securities
DBSI, Barclays Capital, BoA, Merrill Lynch, RBS
Greenwich Capital, Scotia Capital, Wachovia
Securities
Lehman Brothers, Ixis Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HERTZ 2005-2A A2 4.93% 2/25/2010
AESOP 2005-1A A2 FRN 4/20/2009
ARGF 2005-1A A2 FRN 4/20/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2005
2/17/2005
2/16/2005
Total amount of offering sold to QIBs
200,000,000
300,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
300,000,000
1,000,000,000
Public offering price
 $     100.00
 $     100.00
 $     100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.00%
0.00%
0.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.93%
4.43%
4.47%
Benchmark vs Spread (basis points)
14 bp
6 bp
19 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Short Term Bond Fund
Boston
 $                 8,502,000
 $                 8,502,000
4.25%
0.03%
0.00%
12/31/2005
Total

8,502,000
 $                 8,502,000
4.25%